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                                                                    EXHIBIT 99.2



                                    FORM OF
                     UNSECURED SUBORDINATED PROMISSORY NOTE

$10,000,000                                                               , 1999
                                                            San Jose, California

For value received, IC Works, Inc., a California corporation (the "Company"), promises to pay to the order of Cypress Semiconductor Corporation, a Delaware corporation (the "Holder"), on the Maturity Date (as defined below) the principal sum of Ten Million Dollars ($10,000,000.00). Interest shall accrue from the date of this Note on the unpaid principal amount at an annual rate equal to 4.64% compounded annually. This Note is subject to the following terms and conditions.

1. Maturity. This Note will automatically mature and be due and payable on the earliest of (a) 30 days after the closing of the Company's initial public offering of common stock, (b) a sale, transfer or distribution by the Company of all or substantially all of its assets (other than any mortgage, pledge or similar transfer whether or not in the ordinary course of business), or the declaration of any dividend or distribution on its equity securities, or the purchase, redemption, retirement, defeasance or other acquisition for value of its equity securities or any corporate approval of the same (other than repurchases of stock by the Company from employees of and consultants to the Company in connection with the termination of their employment or consulting relationship with the Company), (c) a merger or consolidation of Company with any other entity such that the holders of Company's outstanding voting securities immediately prior to such transaction do not own more than 50% of the combined voting power of the surviving entity's outstanding voting securities immediately after the transaction, (d) any "person" (as such term is used in subsections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) or group of persons after the date hereof, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities, (e) five (5) years from the date of this Note, or (f) the acceleration of the maturity of this Note pursuant to Section 4 below (the earliest of such dates, being hereinafter referred to as the "Maturity Date").

2. Payment. Interest on the unpaid principal amount of this Note shall be due and payable in monthly installments with the first such installment due on the date one month from the date hereof. All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to accrued interest and the remainder applied to principal. Prepayment of this Note may be made at any time without penalty.

3. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note:

(a) Failure to Pay. The Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder; or

(b) Other Payment Obligations. The Company or any of its subsidiaries (i)(A) shall fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness, including the Senior Indebtedness, (excluding this Note but including any other evidence of indebtedness of Company or any of its subsidiaries to Holder) and such failure shall continue beyond any period of grace provided with respect thereto, or (B) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of indebtedness,

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(ii) the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, more than $500,000 in the aggregate of such indebtedness to become due prior to its stated date of maturity, and (iii) the Company fails to cure such failure or default within thirty (30) days thereof, or in curing such failure or default, the Company transfers rights (including the grant of a security interest) in its Intellectual Property (as defined in the Agreement and Plan of Reorganization pursuant to which this Note is being issued) to such lender; or

(c) Voluntary Bankruptcy or Insolvency Proceedings. The Company or any of its subsidiaries (i) shall apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or have all or substantially all of its assets liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(d) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or any of its subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

(e) Judgments. A final judgment or order for the payment of money in excess of Five Hundred Thousand Dollars ($500,000) shall be rendered against Company or any of its Subsidiaries and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Company or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy.

4. Rights of Holder upon Default. During the continuance of any Event of Default (other than an Event of Default referred to in Sections 3(c) and 3(d)), Holder shall be entitled, without notice, to declare all outstanding obligations payable by the Company hereunder, and upon the occurrence of an Event of Default referred to in Sections 3(c) and 3(d), all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, in each case without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, during the continuance of any Event of Default, Holder may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

5. Subordination. The indebtedness evidenced by this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's Senior Indebtedness. If requested by the

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Company's major creditors, the holder of this Note hereby agrees to execute a subordination agreement with such creditors.

"Senior Indebtedness" shall mean the principal of and unpaid interest and premium, if any, on (i) indebtedness of the Company, or with respect to which the Company is a guarantor, outstanding on the date hereof, to holders of debt instruments issued by the Company in any asset-based financing, (ii) indebtedness of the Company or with respect to which the Company is a guarantor, outstanding on the date hereof, to banks, equipment lessors, insurance companies or thrift institutions regularly engaged in the business of lending money, whether or not secured, and (iii) any deferrals, renewals or extensions or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, provided however, that certain promissory note payable by the Company to Maxim Integrated Products, Inc. with principal amount of $2,000,000 shall not be considered Senior Indebtedness hereunder.

Upon any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangement with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of the Company or in the event this Note shall become due and payable upon demand by the Holder, (i) no amount shall be paid by the Company, whether in cash or property in respect of the principal of or interest on this Note at the time outstanding, unless and until the full amount of any Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with the Company by or on behalf of the holder of this Note which shall assert any right to receive any payments in respect of the principal of and interest on this Note except subject to the payment in full of all the Senior Indebtedness then outstanding.

If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and Holder shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note, unless within one hundred eighty
(180) days after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated. Not more than one notice may be given to Holder pursuant to the terms of this Section 5 during any 360 day period.

Nothing contained in this Section 5 shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder hereof the principal hereof and interest hereon as and when the same shall become due and payable, or shall prevent the holder of this Note, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law, all subject to the rights, if any, of the holders of Senior Indebtedness under this Section 5 to receive cash or other properties otherwise payable or deliverable to the holder of this Note.

6. Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer

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in form satisfactory to the Holder. Interest and principal are payable only to the registered holder of this Note.

7. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

8. Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

9. Amendments and Waivers. Any term of this Note may be amended only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Company, the Holder and each transferee of the Note.

10. Shareholders, Officers and Directors Not Liable. In no event shall any shareholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note, except for fraud committed by such shareholder, officer or director.

                                          COMPANY:

                                          IC WORKS, INC.

                                          By:
                                             -----------------------------------

                                          Name:
                                                --------------------------------
                                                            (print)

                                          Title:
                                              ----------------------------------

AGREED TO AND ACCEPTED:

HOLDER:

CYPRESS SEMICONDUCTOR CORPORATION

By:
    --------------------------------------------------
    Name:
    Title:

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